UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2010 (December 3, 2010)
GENON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street Houston, Texas	77002

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 357-3000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (“Form 8-K”), “we,” “us,” “our” and the “Company” refers to GenOn Energy, Inc. (formerly known as RRI Energy, Inc.) and its consolidated subsidiaries.
Item 1.01. Entry into a Material Definitive Agreement.
The information set forth under Item 2.03 below regarding the Senior Unsecured Notes is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On December 3, 2010, RRI Energy Holdings, Inc. (“Merger Sub”), a wholly owned subsidiary of the Company, completed its merger (the “Merger”) with and into Mirant Corporation (renamed GenOn Energy Holdings, Inc. on the closing date of the Merger) (“Mirant”), as a result of which Mirant is now our wholly owned subsidiary. The Merger was effected pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 11, 2010, by and among the Company, Mirant and Merger Sub. Pursuant to the Merger, each outstanding share of common stock of Mirant was converted into the right to receive 2.835 fully paid and nonassessable shares of our common stock, including the preferred share purchase rights granted under the Rights Agreement, dated January 15, 2001, as amended on November 23, 2010, between the Company and Computershare Trust Company, N.A. as Rights Agent. Immediately following the merger, as described below under Item 5.03, the name of the Company was changed from “RRI Energy, Inc.” to “GenOn Energy, Inc.”
On December 6, 2010, our ticker symbol was changed from “RRI” to “GEN,” and our common stock continues to trade on the New York Stock Exchange.
The Merger constitutes a “reverse merger” for accounting purposes, with Mirant being treated as the acquirer. Accordingly, the pre-acquisition consolidated financial statements of Mirant will be treated as the historical financial statements of the Company going forward and will be included in the Company’s Annual Report on Form 10-K for the year ending December 31, 2010.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously reported in the Form 8-K filed on September 21, 2010, the Company and Mirant entered into agreements for a $788 million revolving credit facility and $1.925 billion of senior unsecured notes and term loans, to be available upon the completion of the Merger.
Senior Secured Term Loan Facility and Revolving Credit Facility
On September 20, 2010, the Company entered into a credit agreement with JPMorgan Chase Bank, N.A., as administrative agent, other lenders and, from and after the closing date of the Merger, Mirant Americas, Inc. (renamed GenOn Americas, Inc. on the closing date of the Merger). The credit agreement provides for a $700 million seven-year senior secured term loan facility, with a rate of LIBOR + 4.25% (with a LIBOR floor of 1.75%), and a $788 million five-year senior secured revolving credit facility, with an undrawn rate of 0.75% and a drawn rate of LIBOR + 3.50%.
The new term loan facility and new revolving facility described above closed in connection with the consummation of the Merger. Although there were no borrowings under the revolving credit facility as of closing, there were $275 million of letters of credit issued thereunder.
Senior Unsecured Notes
On September 20, 2010, the Company entered into a purchase agreement with Mirant, GenOn Escrow Corp. (“GenOn Escrow”), a Delaware subsidiary of Mirant, and J.P. Morgan Securities LLC, as representative of the several initial purchasers listed in the purchase agreement, for $675 million of 9.5% senior unsecured notes due 2018 to be initially issued by GenOn Escrow, and $550 million of 9.875% senior unsecured notes due 2020.

The senior unsecured notes were initially issued on October 4, 2010 by GenOn Escrow and the funds were deposited into a segregated escrow account pending completion of the Merger. In connection with the consummation of the Merger, GenOn Escrow merged with and into the Company, the Company assumed all of GenOn Escrow’s obligations under the notes and the related indenture and the funds held in escrow were released to the Company.
In connection with the Company’s assumption of the notes, the Company and GenOn Escrow executed a supplemental indenture dated as of December 3, 2010 with Wilmington Trust Company, as trustee. The supplemental indenture is attached hereto as Exhibit 4.2 and incorporated herein by reference.
The foregoing description of the credit agreement, purchase agreement and indenture is not complete and is qualified in its entirety by reference to the full text of the agreements. The purchase agreement and credit agreement were attached as Exhibits 10.1 and 10.3, respectively, to the Company’s Quarterly Report on Form 10-Q filed on November 3, 2010. The indenture was attached as Exhibit 4.4 to Mirant’s Quarterly Report on Form 10-Q filed on November 5, 2010.
Other Relationships
Some of the parties to the credit agreement and their respective affiliates perform various financial advisory and investment and commercial banking services for us in the ordinary course of business. Certain affiliates of the lenders under the credit agreement, including J.P. Morgan Securities Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated served as financial advisors in the Merger.
Item 3.03 Material Modification to Rights of Security Holders.
Upon completion of the Merger, all outstanding Mirant warrants were converted into warrants of the Company entitling the holders thereof to receive upon exercise the number of shares of common stock of the Company that would have been issued or paid to such holders in the Merger if such holders had exercised the Mirant warrants immediately prior to completion of the Merger. Accordingly, each outstanding and unexercised Mirant warrant, upon completion of the Merger, entitled a holder to purchase 2.835 shares of common stock of the Company.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Directors
On December 3, 2010, effective as of the effective time of the Merger, as approved by resolutions of our board of directors and pursuant to the Merger Agreement, the number of directors on our board of directors was increased from five to ten. Effective as of the same time, each of the following former members of the Mirant board of directors was elected to our board of directors (and to the indicated committees of the board):
Terry G. Dallas, Audit, Risk and Finance Oversight
Thomas H. Johnson, Compensation, Risk and Finance Oversight
Edward R. Muller
Robert C. Murray, Audit,* Nominating and Governance
William L. Thacker, Compensation,* Nominating and Governance
* Designates committee chair
Our directors prior to the merger are continuing as directors, and effective as of the effective time of the Merger have been elected to serve on the committees of the board as indicated below:
E. William Barnett, Compensation, Nominating and Governance
Mark M. Jacobs
Steven L. Miller, Compensation, Nominating and Governance*
Laree E. Perez, Audit, Risk and Finance Oversight
Evan J. Silverstein, Audit, Risk and Finance Oversight*
* Designates committee chair

Additionally, as provided in the Merger Agreement, subject to and effective upon the effective time of the Merger, Steven L. Miller resigned as Chairman of the board of directors and was appointed Lead Director pursuant to the Merger Agreement. Effective as of the effective time of the Merger, our board of directors appointed Edward R. Muller as Chairman of the board of directors pursuant to the Merger Agreement.
On December 3, 2010, our board of directors approved a revised compensation program for the Company’s non-employee directors. The 2010 Non-Employee Directors’ Compensation Program provides for target total compensation of $200,000 for the Lead Director and the Chairman of the Audit Committee, $190,000 for non-audit committee chairmen and $180,000 for non-employee directors who are not committee chairmen. These figures include an annual restricted stock unit award of $95,000, a non-executive director retainer of $85,000, and additional retainers of $20,000 for the Lead Director and Chairman of the Audit Committee and $10,000 for non-audit committee chairmen. The foregoing description of the 2010 Non-Employee Director’s Compensation Program is not complete and is qualified in its entirely by reference to the full text of the program attached hereto as Exhibit 10.1.
Officers
As set forth in the Merger Agreement, upon completion of the Merger on December 3, 2010, Edward R. Muller, 58, became Chief Executive Officer and Chairman of the Board of the Company. Prior to that, Mr. Muller was Chairman, President and Chief Executive Officer of Mirant (2005-2010) and President and Chief Executive Officer (1993-2000) of Edison Mission Energy, a California-based independent power producer. Mr. Muller is also a director of Transocean Ltd. and was formerly a director of GlobalSantaFe Corporation.
As set forth in the Merger Agreement, upon completion of the Merger on December 3, 2010, Mark M. Jacobs, 48, resigned as Chief Executive Officer and became President and Chief Operating Officer of the Company. Prior to that, Mr. Jacobs served as our President and Chief Executive Officer (2007-2010) and our Executive Vice President and Chief Financial Officer (2002-2007). Prior to joining the Company, Mr. Jacobs was a managing director with Goldman, Sachs and Co. and had a long-standing advisory relationship with us, serving in both the Mergers and Acquisitions and Energy and Power groups.
Upon completion of the Merger on December 3, 2010, William J. Holden, 49, became Executive Vice President and Chief Financial Officer of the Company. Prior to that, Mr. Holden was Senior Vice President and Chief Financial Officer (2009-2010), Senior Vice President and Treasurer (2002-2009), Chief Financial Officer, Mirant Europe (2001-2002), Vice President and Treasurer (1999-2001), Vice President of Operations and Business Development for South America (1996-1999) and Vice President of Business Development for Asia-Pacific region (1994-1995) of Mirant. Mr. Holden held various positions at Southern Company from 1985 to 1994 including Director of Corporate Finance.
Upon completion of the Merger on December 3, 2010, Rick J. Dobson resigned as Executive Vice President and Chief Financial Officer of the Company.
Information regarding new employment arrangements with Mr. Muller, Mr. Jacobs and Mr. Holden, and awards of restricted stock to Mr. Muller and Mr. Jacobs, was previously reported in the Registration Statement on Form S-4/A filed by the Company on September 13, 2010 under the caption “Interests of Directors and Executive Officers in the Merger.”
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 3, 2010, in connection with the Merger and as approved at the special meeting of stockholders of the Company on October 25, 2010, the Company adopted an amendment to its Third Restated Certificate of Incorporation to change its name from “RRI Energy, Inc.” to “GenOn Energy, Inc.” Effective the same date, the Company amended its bylaws to reflect the changes contemplated by the Merger Agreement. The amendment to the bylaws (i) reflects the change in the name of the Company to “GenOn Energy, Inc.,” (ii) provides that until December 3, 2013 the removal of each of the Chief Executive Officer and Chief Operating Officer requires a two-thirds vote of the Company’s independent directors and that a two-thirds vote of the independent directors is required to amend, modify or repeal such bylaw provision and (iii) corrects a typographical error regarding adjournment of stockholder meetings. The Certificate of Amendment to the Third Restated Certificate of Incorporation of the Company and the amended bylaws of the Company are incorporated herein by reference to Exhibits 4.1 and 4.2 to the Company’s Form S-8 filed on December 3, 2010.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
Effective as of December 3, 2010, our board of directors adopted a new Code of Ethics and Business Conduct that applies to all of the Company’s directors, officers and employees. A copy of such Code of Ethics and Business Conduct is attached hereto as Exhibit 14.1 and is incorporated by reference into this Item 5.05. Our Code of Ethics and Business Conduct is also available free of charge on our website (http://www.genon.com).
Item 8.01 Other Events.
On December 3, 2010, we issued a press release announcing the completion of the Merger. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
The financial information described below reflects treatment of the Merger as a “reverse merger” for accounting purposes, with Mirant being treated as the acquirer.
(a) Financial Statements of Businesses Acquired
The audited consolidated balance sheets of Mirant as of December 31, 2009 and 2008 and the audited consolidated statements of operations and cash flows of Mirant for the three years ended December 31, 2009 are incorporated by reference in this Form 8-K from Mirant’s Annual Report on Form 10-K for the year ended December 31, 2009.
The unaudited condensed consolidated financial statements of Mirant for the three- and nine-month periods ended September 30, 2010 and 2009 are incorporated by reference in this Form 8-K from Mirant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.
(b) Pro Forma Financial Information
The pro forma financial information required by this Item 9.01(b) as of and for the year ended December 31, 2009 and the six months ended June 30, 2010 were previously filed in the Registration Statement on Form S-4/A filed by the Company on September 13, 2010 under the caption “Unaudited Pro Forma Condensed Combined Financial Statements.”
(d) Exhibits

3.1
Certificate of Amendment to the Third Restated Certificate of Incorporation of RRI Energy, Inc., dated December 3, 2010 (incorporated by reference to Exhibit 4.1 to the Company’s Form S-8 filed with the Securities and Exchange Commission on December 3, 2010).

3.2
Seventh Amended and Restated Bylaws of GenOn Energy, Inc., dated December 3, 2010 (incorporated by reference to Exhibit 4.2 to the Company’s Form S-8 filed with the Securities and Exchange Commission on December 3, 2010).

4.1
Senior Notes Indenture, dated October 4, 2010, by GenOn Escrow Corp. and Wilmington Trust Company as Trustee, relating to the 9.5% senior notes due 2018 and the 9.875% senior notes due 2020 (incorporated by reference to Exhibit 4.4 to Mirant’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 5, 2010).

4.2	Supplemental Indenture, dated December 3, 2010, by GenOn Energy, Inc. and Wilmington Trust Company as Trustee, relating to the 9.5% senior notes due 2018 and the 9.875% senior notes due 2020.

10.1	GenOn Energy, Inc. 2010 Non-Employee Directors Compensation Plan, effective December 3, 2010.

14.1	Code of Ethics and Business Conduct, dated December 3, 2010.

99.1	Press Release, dated December 3, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENON ENERGY, INC. (Registrant)
Date: December 7, 2010	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1
Certificate of Amendment to the Third Restated Certificate of Incorporation of RRI Energy, Inc., dated December 3, 2010 (incorporated by reference to Exhibit 4.1 to the Company’s Form S-8 filed with the Securities and Exchange Commission on December 3, 2010).

3.2
Seventh Amended and Restated Bylaws of GenOn Energy, Inc., dated December 3, 2010 (incorporated by reference to Exhibit 4.2 to the Company’s Form S-8 filed with the Securities and Exchange Commission on December 3, 2010).

4.1
Senior Notes Indenture, dated October 4, 2010, by GenOn Escrow Corp. and Wilmington Trust Company as Trustee, relating to the 9.5% senior notes due 2018 and the 9.875% senior notes due 2020 (incorporated by reference to Exhibit 4.4 to Mirant’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 5, 2010).

4.2	Supplemental Indenture, dated December 3, 2010, by GenOn Energy, Inc. and Wilmington Trust Company as Trustee, relating to the 9.5% senior notes due 2018 and the 9.875% senior notes due 2020.

10.1	GenOn Energy, Inc. 2010 Non-Employee Directors Compensation Plan, effective December 3, 2010.

14.1	Code of Ethics and Business Conduct, dated December 3, 2010.

99.1	Press Release, dated December 3, 2010.